SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 25, 2000

RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC. (as depositor under a Trust Agreement, dated as of February 28, 2000, and pursuant to which an Indenture was entered into, providing for, inter alia, the issuance of GMACM Home Equity Loan-Backed Term Notes, Series 2000-HE1)

                           Residential Asset Mortgage Products, Inc.
                     (Exact name of registrant as specified in its charter)


            DELAWARE                  333-91561             41-1955181
  (State or other jurisdiction        (Commission         (I.R.S. employer
       of incorporation)             file number)        identification no.)


   8400 Normandale Lake Boulevard, Suite 600, Minneapolis, Minnesota     55437
               (Address of principal executive offices)               (Zip code)
                                         (612) 832-7000

               Registrant's telephone number, including area code
                                 Not Applicable
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
                         Exhibit Index Located on Page 4



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Items 1 through 6 and Item 8 are not included because they are not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

               (a)    Not applicable

               (b)    Not applicable

               (c)    Exhibits:

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1   Group  1,   Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 8/25/00.

                                   SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                           RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC., Registrant



                            By:    /s/ Patricia C. Taylor
                            Name:  Patricia C. Taylor
                            Title: Vice President



Date: August 25, 2000

               20.1   Residential Asset Mortgage Products, Inc.,
                      GMACM Home Equity Loan Trust 2000-HE1,
                      GMACM Home Equity  Loan-Backed  Term Notes,  GMACM  Series
                      2000-HE1   Group  1,   Group  2  and  Group  3   Servicing
                      Certificates, each for Payment Date 8/25/00.

               Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 1
                                                     Payment Date     08/25/2000

Servicing Certificate

Beginning Pool Balance                                                 221,406,230.51
Beginning PFA                                                                    0.00
Ending Pool Balance                                                    221,602,640.53
Ending PFA Balance                                                                  -
Principal Collections                                                    9,872,175.97
Principal Draws                                                          4,768,836.22
Net Principal Collections                                                           -
Active Loan Count                                                            8,776

Interest Collections                                                     1,927,259.69

Weighted Average Net Loan Rate                                              10.66000%
Substitution Adjustment Amount                                                   0.00

Note Rate                                                                    6.87000%

Term Notes                                                              Amount          Factor
----------                                                              ------          ------
Beginning Balance                                                      225,000,000.00  1.0000000
Ending Balance                                                         225,000,000.00  1.0000000
Principal                                                                        -     0.0000000
Interest                                                                 1,331,062.50  5.9158333
Interest Shortfall                                                               0.00  0.0000000
Security Percentage                                                           100.00%

Variable Funding Notes                                                  Amount
----------------------                                                  ------
Beginning Balance                                                                0.00
Ending Balance                                                                   0.00
Principal                                                                        0.00
Interest                                                                         0.00
Interest Shortfall                                                               0.00
Security Percentage                                                              0.00%



Certificates                                                                     0.00

Beginning Overcollateralization Amount                                   2,005,433.70
Overcollateralization Amount Increase (Decrease)                           587,390.74
Outstanding Overcollateralization Amount                                 2,592,824.44

Credit Enhancement Draw Amount                                                   0.00
Unreimbursed Prior Draws                                                         0.00


                                                                                        Number     Percent
                                                                              Balance  of Loans   of Balance
Delinquent Loans (30 Days)                                                 984,510.63     41        0.44%
Delinquent Loans (60 Days)                                                 274,387.07     11        0.12%
Delinquent Loans (90+ Days) (1)                                            846,248.27     22        0.38%
Foreclosed Loans                                                            49,815.10      1        0.02%
REO                                                                              0.00     0         0.00%

(1) 90+ Figures Include Foreclosures, REO and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                            0.00
Current Month Loss Amount                                                        0.00
Ending Loss Amount                                                               0.00

                                                                    Special Hazard      Fraud     Bankruptcy
Beginning Amount                                                                 0.00       0.00         0.00
Current Month Loss Amount                                                        0.00       0.00         0.00
Ending Amount
                                                                                    -          -            -

Liquidation Loss Distribution Amounts                                            0.00
Extraordinary Event Losses                                                       0.00
Excess Loss Amounts                                                              0.00




Capitalized Interest Account
Beginning Balance                                                               0.00
Withdraw relating to Collection Period                                          0.00
Interest Earned (Zero, Paid to Funding Account)                                 0.00
                                                                                ----
Total Ending Capitalized Interest Account Balance as of Payment                  0.00
Date
Interest earned for Collection Period                                            0.00
Interest withdrawn related to prior Collection Period                            0.00

Funding Account
Beginning Funding Account Balance                                        5,599,203.19
Deposit to Funding Account                                               5,690,730.49
Payment for Additional Purchases                                        (5,299,749.77)
Ending Funding Account Balance as of Payment Date                        5,990,183.91
Interest earned for Collection Period                                       19,318.55
Interest withdrawn related to prior Collection Period                        1,702.58

Prefunding Account
Beginning Balance                                                               0.00
Additional Purchases during Revolving Period                                    0.00
Excess of Draws over Principal Collections                                      0.00
                                                                                ----
Total Ending Balance as of Payment Date                                         0.00
Interest earned for Collection Period                                           0.00
Interest withdrawn related to prior Collection Period                           0.00

Reserve Account
Beginning Balance                                                               0.00
Deposits to Reserve Account for current Payment Date                            0.00
Withdrawals from Reserve Account for current Payment Date                       0.00
                                                                                ----
Total Ending Reserve Account Balance as of current Payment Date                 0.00
Interest earned for Collection Period                                           0.00
Interest withdrawn related to prior Collection Period                           0.00


              Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 2
                                                  Payment Date     08/25/2000

Servicing Certificate
Beginning Pool Balance                                               22,797,007.55
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  23,993,346.10
Ending PFA Balance                                                               -
Principal Collections                                                 1,090,401.08
Principal Draws                                                         805,276.60
Net Principal Collections                                                        -
Active Loan Count                                                              353

Interest Collections                                                    178,400.23

Weighted Average Net Loan Rate                                            9.60000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                 6.90000%

Term Notes                                                           Amount          Factor
----------                                                           ------          ------
Beginning Balance                                                    25,000,000.00  1.0000000
Ending Balance                                                       25,000,000.00  1.0000000
Principal                                                                        -  0.0000000
Interest                                                                148,541.67  5.9416668
Interest Shortfall                                                            0.00  0.0000000
Security Percentage                                                        100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%



Certificates                                                                  0.00



Beginning Overcollateralization Amount                                  122,255.20
Overcollateralization Amount Increase (Decrease)                         34,756.21
Outstanding Overcollateralization Amount                                157,011.40

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                     Number     Percent
                                                                           Balance  of Loans  of Balance
Delinquent Loans (30 Days)                                                147,647.34   1         0.62%
Delinquent Loans (60 Days)                                                        -    0         0.00%
Delinquent Loans (90+ Days) (1)                                                   -    0         0.00%
Foreclosed Loans                                                                  -    0         0.00%
  REO                                                                           0.00   0         0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard      Fraud    Bankruptcy
Beginning Amount                                                              0.00       0.00        0.00
Current Month Loss Amount                                                     0.00       0.00        0.00
Ending Amount
                                                                                 -          -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00




Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                               0.00
                                                                              ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Funding Account
Beginning Funding Account Balance                                     2,325,247.65
Deposit to Funding Account                                              319,880.69
Payment for Additional Purchases                                     (1,481,463.03)
Ending Funding Account Balance                                        1,163,665.30
Interest earned for Collection Period                                     8,022.65
Interest withdrawn related to prior Collection Period                       995.17

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                              ----
Total Ending Balance                                                          0.00
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                              ----
Total Ending Reserve Account Balance as of current Payment                    0.00
Date
Interest earned for Collection Period                                         0.00
Interest withdrawn related to prior Collection Period                         0.00


              Home Equity Loan-Backed Term Notes, GMACM Series 2000-HE1 Group 3
                                                  Payment Date     08/25/2000

Servicing Certificate
Beginning Pool Balance                                               48,974,651.39
Beginning PFA                                                                 0.00
Ending Pool Balance                                                  48,485,736.94
Ending PFA Balance                                                               -
Principal Collections                                                   488,914.45
Principal Draws                                                                  -
Net Principal Collections                                               488,914.45
Active Loan Count                                                         1,847

Interest Collections                                                    398,165.77

Weighted Average Net Loan Rate                                            9.75000%
Substitution Adjustment Amount                                                0.00

Note Rate                                                                  7.9500%

Term Notes                                                           Amount           Factor
----------                                                           ------           ------
Beginning Balance                                                    48,577,583.56    0.9715517
Ending Balance                                                       48,032,998.70    0.9606600
Principal                                                               544,584.86   10.8916972
Interest                                                                321,922.55    6.4384510

Interest Shortfall                                                            0.00    0.0000000
Security Percentage                                                         100.00%

Variable Funding Notes                                               Amount
----------------------                                               ------
Beginning Balance                                                             0.00
Ending Balance                                                                0.00
Principal                                                                     0.00
Interest                                                                      0.00
Interest Shortfall                                                            0.00
Security Percentage                                                           0.00%




Certificates                                                                  0.00



Beginning Overcollateralization Amount                                  382,569.03
Overcollateralization Amount Increase (Decrease)                         70,169.21
Outstanding Overcollateralization Amount                                452,738.24

Credit Enhancement Draw Amount                                                0.00
Unreimbursed Prior Draws                                                      0.00


                                                                                      Number      Percent
                                                                           Balance   of Loans   of Balance
Delinquent Loans (30 Days)                                               84,172.40      5          0.17%
Delinquent Loans (60 Days)                                               40,067.76      2          0.08%
Delinquent Loans (90+ Days) (1)                                                  -      0          0.00%
Foreclosed Loans                                                                 -      0          0.00%
REO                                                                           0.00      0          0.00%

(1) 90+ Figures Include Foreclosures, REO, and Bankruptcies

                                                                     Liquidation
                                                                         To-Date
Beginning Loss Amount                                                         0.00
Current Month Loss Amount                                                     0.00
Ending Loss Amount                                                            0.00

                                                                 Special Hazard       Fraud     Bankruptcy
Beginning Amount                                                              0.00         0.00        0.00
Current Month Loss Amount                                                     0.00         0.00        0.00
Ending Amount
                                                                                 -            -           -

Liquidation Loss Distribution Amounts                                         0.00
Extraordinary Event Losses                                                    0.00
Excess Loss Amounts                                                           0.00

Capitalized Interest Account
Beginning Balance                                                             0.00
Withdraw relating to prior month Collection Period                            0.00
Interest Earned (Zero, Paid to Funding Account)                              0.00
                                                                             ----
Total Ending Capitalized Interest Account Balance                             0.00
Interest Withdrawn for prior Collection Period                                0.00





Funding Account
Beginning Funding Account Balance
                                                                                 -
Funding Account balance sent to Noteholders
                                                                                 -
Payment for Additional Purchases
                                                                                 -
Ending Funding Account Balance
                                                                                 -
Interest Earned for current Collection Period
                                                                                 -
Interest Withdrawn for prior Collection Period
                                                                                 -

Prefunding Account
Beginning Balance                                                             0.00
Additional Purchases during Revolving Period                                  0.00
Excess of Draws over Principal Collections                                    0.00
                                                                              ----
Total Ending Balance                                                          0.00
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00

Reserve Account
Beginning Balance                                                             0.00
Deposits to Reserve Account for current Payment Date                          0.00
Withdrawals from Reserve Account for current Payment Date                     0.00
                                                                              ----
Total Ending Reserve Account Balance as of current Payment                    0.00
Date
Interest Earned for current Collection Period                                 0.00
Interest Withdrawn for prior Collection Period                                0.00



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